UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/05/2009

Targeted Genetics Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-23930

Washington	91-1549568
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1100 Olive Way, Suite 100, Seattle, Washington 98101
(Address of principal executive offices, including zip code)

(206) 623-7612
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.    Termination of a Material Definitive Agreement

On October 31, 2009, Targeted Genetics Corporation and Ironwood Apartments, Inc. terminated the Olive Way Building Lease dated November 20, 1992, as amended (the "Olive Way Lease").

The Olive Way Lease covered 38,000 square feet in the facility the Company used for offices and research and development activities. The Company continues to maintain offices in its other leased facility, which is adjacent to the Olive Way building and has been leased by the Company since 1996. The terms of the lease are contained in the Lease Agreement between the Company and Metropolitan Park West IV, LLC dated October 7, 1996, as amended. The address of the Company's headquarters remains 1100 Olive Way, Suite 100, Seattle, WA 98101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Targeted Genetics Corporation

Date: November 05, 2009	By:	/s/ David J. Poston
David J. Poston
Vice President, Finance and Chief Financial Officer